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                                                                    EXHIBIT 23.2

                               CONSENT OF COUNSEL

         We consent to the use of our firm name under the caption "Legal Matters" herein.


                                            WHITE AND STEPP LLP

                                            By: /s/ Thomas E. Stepp, Jr.
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                                            Title:  General Partner
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